                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [_]

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                          13-5160382
         (State of incorporation                               (I.R.S. employer
      if not a U.S. national bank)                           identification no.)

     One Wall Street, New York, N.Y.                                 10286
(Address of principal executive offices)                          (Zip code)

                                   ----------

                         Stanley-Martin Communities, LLC
               (Exact name of obligor as specified in its charter)

                Delaware                                          03-0410135
     (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification no.)

Exact Name of Additional Registrant   Jurisdiction of Formation   IRS Employer Identification No.
-----------------------------------   -------------------------   -------------------------------
Stanley-Martin Financing Corp.                 Delaware                      20-3147288
Beech Grove Neighborhoods, LLC                 Virginia                      20-1437125
Bram Neighborhoods, LLC                        Virginia                      03-0410144
Bram III Neighborhoods, LLC                    Virginia                      20-1437160
Coles Run Neighborhoods, LLC                   Virginia                      20-0351592
Fair Oaks Neighborhoods, LLC                   Virginia                      20-1880086
Glenkirk Neighborhoods, LLC                    Virginia                      43-1956779
Glynn Tarra Estates, LLC                       Virginia                      54-2003266
KF Neighborhoods, LLC                          Maryland                      03-0410120
KF II Neighborhoods, LLC                       Maryland                      32-0045689
Landmark Neighborhoods, LLC                    Virginia                      20-1837257
Marumsco Neighborhoods, LLC                    Virginia                      56-2455551
Neighborhoods Capital, LLC                     Virginia                      13-4221911
Neighborhoods I, LLC                           Virginia                      54-2052914
Neighborhoods II, LLC                          Virginia                      03-0410129
Neighborhoods III, LLC                         Virginia                      48-1296952
Neighborhoods IV, LLC                          Virginia                      37-1477613
Neighborhoods V, LLC                           Virginia                      20-1422344
Neighborhoods VI, LLC                          Virginia                      20-1563200
Old Dominion Neighborhoods, LLC                Virginia                      20-2020551
Spring Park Neighborhoods, LLC                 Virginia                      20-2088794

Wall Neighborhoods, LLC                        Virginia                      75-3131409
Wildewood Neighborhoods, LLC                   Maryland                      20-0580270
Zion Neighborhoods, LLC                        Virginia                      30-0133444

   1881 Campus Common Drive, Suite 101
            Reston, Virginia                                             20191
(Address of principal executive offices)                              (Zip code)

                                   ----------

                    9 3/4% Senior Subordinated Notes due 2015
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                 Name                                    Address
                 ----                                    -------
Superintendent of Banks of the State    One State Street, New York, N.Y.
of New York                             10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York        33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation   Washington, D.C. 20429

New York Clearing House Association     New York, New York 10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of December, 2005.

                                        THE BANK OF NEW YORK


                                        By: /S/ ROBERT A. MASSIMILLO
                                            ------------------------------------
                                        Name: ROBERT A. MASSIMILLO
                                        Title: VICE PRESIDENT

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                Dollar Amounts
                                                                                 In Thousands
                                                                                --------------
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .......................     $ 3,223,000
   Interest-bearing balances ................................................       6,428,000
Securities:
   Held-to-maturity securities ..............................................       2,071,000
   Available-for-sale securities ............................................      22,899,000
Federal funds sold and securities purchased under agreements to resell
   Federal funds sold in domestic offices ...................................       1,783,000
   Securities purchased under agreements to resell ..........................         271,000
Loans and lease financing receivables:
   Loans and leases held for sale ...........................................               0
   Loans and leases, net of unearned income .................................      34,349,000
   LESS: Allowance for loan and lease losses ................................         557,000
   Loans and leases, net of unearned income and allowance ...................      33,792,000
Trading assets ..............................................................       5,761,000
Premises and fixed assets (including capitalized leases) ....................         801,000
Other real estate owned .....................................................               0
Investments in unconsolidated subsidiaries and associated companies .........         288,000
Customers' liability to this bank on acceptances outstanding ................         106,000
Intangible assets:
   Goodwill .................................................................       2,158,000
   Other intangible assets ..................................................         765,000

Other assets ................................................................       5,391,000
                                                                                  -----------
Total assets ................................................................     $85,737,000
                                                                                  ===========

LIABILITIES
Deposits:
   In domestic offices ......................................................     $35,878,000
   Noninterest-bearing ......................................................      16,458,000
   Interest-bearing .........................................................      19,420,000
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ............      26,474,000
   Noninterest-bearing ......................................................         448,000
   Interest-bearing .........................................................      26,026,000
Federal funds purchased and securities sold under agreements to repurchase
   Federal funds purchased in domestic offices ..............................       3,200,000
   Securities sold under agreements to repurchase ...........................         101,000
Trading liabilities .........................................................       2,914,000
Other borrowed money:
   (includes mortgage indebtedness and obligations under capitalized
   leases) ..................................................................       1,247,000
Not applicable
Bank's liability on acceptances executed and outstanding ....................         108,000
Subordinated notes and debentures ...........................................       1,440,000
Other liabilities ...........................................................       6,119,000
                                                                                  -----------
Total liabilities ...........................................................     $77,481,000
                                                                                  ===========

Minority interest in consolidated subsidiaries ..............................         141,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus ...............................               0
Common stock ................................................................       1,135,000
Surplus (exclude all surplus related to preferred stock) ....................       2,092,000
Retained earnings ...........................................................       4,976,000
Accumulated other comprehensive income ......................................         -88,000
Other equity capital components .............................................               0
Total equity capital ........................................................       8,115,000
                                                                                   ----------

Total liabilities, minority interest, and equity capital ....................     $85,737,000
                                                                                  ===========

     I, Thomas J. Mastro, Executive Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                        Executive Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi   ]
                  ]   Directors
Gerald L. Hassell ]